SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 10, 2003
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                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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             Georgia               1-6468                   58-0257110
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(State or other jurisdiction  (Commission File     (IRS Employer Identification
      of incorporation)            Number)                     No.)


241 Ralph McGill Boulevard, Atlanta, Georgia                 30308
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (404) 506-6526
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 9.    Regulation FD Disclosure.
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           The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this report and in such exhibits shall not be deemed to be incorporated by reference into the filings of Georgia Power Company ("Georgia") under the Securities Act of 1933, as amended.

           On March 10, 2003, the Chief Executive Officer and the Chief Financial Officer of Georgia each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as Exhibits 99.01 and 99.02 to this Current Report.

 Exhibit 99.01 Certification of Chief Executive Officer of Georgia,
               dated March 7, 2003, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

 Exhibit 99.02 Certification of Chief Financial Officer of Georgia,
               dated March 7, 2003, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 10, 2003                                GEORGIA POWER COMPANY



                                                        By  /s/Wayne Boston
                                                              Wayne Boston
                                                          Assistant Secretary